                                                                  EXHIBIT (h)(4)

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                              CONVERTIBLE PORTFOLIO

      AGREEMENT made as of the ___ day of August, 1996, by and between New York Life MFA Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

      WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

      WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

      WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1994, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

      WHEREAS, Convertible Portfolio (the "Fund") is a separate investment series of the Company.

      NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

      1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

      2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

      3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

      4. This Supplement and the Master Agreement (together, the "Agreement")
shall become effective with respect to the Fund on August   , 1996 and shall
continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty
(60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                            NEW YORK LIFE MFA SERIES FUND, INC., on
                            behalf of Convertible Portfolio

                            BY: /s/ Anne F. Pollack

                                     NAME: Anne F. Pollack
                                     TITLE: President

                            NEW YORK LIFE INSURANCE AND ANNUITY
                            CORPORATION

                            BY: /s/ Robert D. Rock

                                     NAME: Robert D. Rock
                            TITLE: President

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                   AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

      AGREEMENT made as of the 1st day of May, 1998, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

      WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

      WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

      WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

      WHEREAS, American Century Income & Growth Portfolio (the "Fund") is a separate investment series of the Company.

      NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

      1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

      2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

      3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

      4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on May 1, 1998 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                            NEW YORK LIFE MFA SERIES FUND, INC., on
                            behalf of American Century Income & Growth Portfolio

                            BY: /s/ Anne F. Pollack

                                     NAME: Anne F. Pollack
                                     TITLE: President

                            NEW YORK LIFE INSURANCE AND ANNUITY
                            CORPORATION

                            BY: /s/ Robert D. Rock

                                     NAME: Robert D. Rock
                                     TITLE: President

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                      DREYFUS LARGE COMPANY VALUE PORTFOLIO

      AGREEMENT made as of the 1st day of May, 1998, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

      WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

      WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

      WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

      WHEREAS, Dreyfus Large Company Value Portfolio (the "Fund") is a separate investment series of the Company.

      NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

      1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

      2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

      3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

      4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on May 1, 1998 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                            NEW YORK LIFE MFA SERIES FUND, INC., on
                            behalf of Dreyfus Large Company Value Portfolio

                            BY: /s/ Anne F. Pollack

                                     NAME: Anne F. Pollack
                                     TITLE: President

                            NEW YORK LIFE INSURANCE AND ANNUITY
                            CORPORATION

                            BY: /s/ Robert D. Rock

                                     NAME: Robert D. Rock
                                     TITLE: President

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                 EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO

      AGREEMENT made as of the 1st day of May, 1998, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

      WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

      WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

      WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

      WHEREAS, Eagle Asset Management Growth Equity Portfolio (the "Fund") is a separate investment series of the Company.

      NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

      1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

      2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

      3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

      4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on May 1, 1998 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                            NEW YORK LIFE MFA SERIES FUND, INC., on
                            behalf of Eagle Asset Management Growth Equity Portfolio

                            BY: /s/ Anne F. Pollack

                                     NAME: Anne F. Pollack
                                     TITLE: President

                            NEW YORK LIFE INSURANCE AND ANNUITY

                            CORPORATION

                            BY: /s/ Robert D. Rock

                                     NAME: Robert D. Rock
                                                 TITLE: President

                       ADMINISTRATION AGREEMENT SUPPLEMENT

                     LORD ABBETT DEVELOPING GROWTH PORTFOLIO

      AGREEMENT made as of the 1st day of May, 1998, by and between MainStay VP Series Fund, Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

      WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

      WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

      WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

      WHEREAS, Lord Abbett Developing Growth Portfolio (the "Fund") is a separate investment series of the Company.

      NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

      1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

      2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

      3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

      4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on May 1, 1998 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                            NEW YORK LIFE MFA SERIES FUND, INC., on
                            behalf of Lord Abbett Developing Growth Portfolio

                            BY: /s/ Anne F. Pollack

                                     NAME: Anne F. Pollack
                                     TITLE: President

                            NEW YORK LIFE INSURANCE AND ANNUITY
                            CORPORATION

                            BY: /s/ Robert D. Rock

                                     NAME: Robert D. Rock
                                     TITLE: President